UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2019

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

(866) 410-8780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

Amendment of Otter Tail Corporation Credit Agreement

On October 31, 2019, Otter Tail Corporation (the “Company”) entered into an amendment dated as of October 31, 2019 (the “Seventh Amendment to OTC Credit Agreement”) to the Third Amended and Restated Credit Agreement dated as of October 29, 2012, as amended (the “OTC Credit Agreement”) among the Company, U.S. Bank National Association, as Administrative Agent (the “OTC Agent”) and the banks party thereto from time to time (the “OTC Banks”). The OTC Credit Agreement provide for an unsecured revolving credit facility with a line of credit that the Company can draw on to refinance certain indebtedness and support the operations of the Company and its subsidiaries, and the Company’s obligations under the OTC Credit Agreement are guaranteed by certain of its subsidiaries other than Otter Tail Power Company. The OTC Credit Agreement is described in and filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2012, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 1, 2013, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 4, 2014, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 3, 2015, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 3, 2016, Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 2, 2017, and Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on November 6, 2018.

The Seventh Amendment to OTC Credit Agreement was entered into among the Company, the OTC Agent and the OTC Banks to extend the termination date from October 31, 2023 to October 31, 2024 and to increase the amount of the revolving credit facility from $130 million to $170 million. The amendment also provides that the Company can increase the amount of the facility to $290 million, subject to certain terms and conditions, and makes certain immaterial changes consistent with provisions in similar agreements. The summary in this Item 1.01 of the material terms of the Seventh Amendment to OTC Credit Agreement is qualified in its entirety by reference to the full text of the Seventh Amendment to OTC Credit Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Amendment of Otter Tail Power Company Credit Agreement

On October 31, 2019, Otter Tail Power Company (“OTP”), a wholly owned subsidiary of the Company, entered into an amendment dated as of October 31, 2019 (the “Seventh Amendment to OTP Credit Agreement”) to the Second Amended and Restated Credit Agreement dated as of October 29, 2012, as amended (the “OTP Credit Agreement”) among OTP, U.S. Bank National Association, as Administrative Agent (the “OTP Agent”), and the Banks party thereto from time to time (the “OTP Banks”). The OTP Credit Agreement provides for an unsecured revolving credit facility with a $170 million line of credit that OTP can draw on to support the working capital needs and other capital requirements of its operations, and is described in and filed as Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 2, 2012, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 1, 2013, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 4, 2014, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 3, 2015, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 3, 2016, Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 2, 2017, and Exhibit 4.2 to the Company’s Form 8-K filed with the SEC on November 6, 2018.

The Seventh Amendment to OTP Credit Agreement was entered into among OTP, the OTP Agent and the OTP Banks to extend the termination date of the facility from October 31, 2023 to October 31, 2024, and to make certain immaterial changes consistent with provisions in similar agreements. The summary in this Item 1.01 of the material terms of the Seventh Amendment to OTP Credit Agreement is qualified in its entirety by reference to the full text of the Seventh Amendment to OTP Credit Agreement, a copy of which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Certain Relationships

Certain of the banks party to one or both of the OTC Credit Agreement and the OTP Credit Agreement and/or their respective affiliates have had, and may in the future have, investment banking and other commercial dealings with the Company, OTP and their other affiliates, for which such banks or their respective affiliates have received and may in the future receive customary compensation. Such dealings in the past five years have included the following: (i) U.S. Bank National Association (“U.S. Bank”), JPMorgan Chase Bank, N.A., Bank of America, N.A. (“Bank of America”), KeyBank National Association (“KeyBank”), and Wells Fargo Bank National Association (“Wells Fargo Bank”) are parties to both credit agreements; (ii) KeyBank was the Company’s investment banker in connection with the dispositions of Aevenia, Inc. (closed February 28, 2015) and Foley Company (closed April 30, 2015); (iii) JPMorgan Chase Bank, N.A. acted as administrative agent and JPMorgan Securities LLC (“JPMS”) acted as lead arranger and book runner in connection with the Term Loan Agreement with the Company entered into on February 5, 2016 for a $50 million unsecured two-year term loan; (iv) Bank of America Merrill Lynch Incorporated, an affiliate of Bank of America, and U.S. Bancorp Investments, Inc., an affiliate of U.S. Bank, acted as placement agents in connection with a note purchase agreement entered into on September 23, 2016 for the private placement of $80 million aggregate principal amount of the Company’s 3.55% Guaranteed Senior Notes due December 15, 2026, (v) JPMS and KeyBanc Capital Markets (KeyBanc Capital Markets and KeyBank National Association are subsidiaries of KeyCorp) acted as placement agents in connection with a note purchase agreement entered into on November 14, 2017 for the placement of $100 million aggregate principal amount of the Company’s 4.07% Series 2018A Senior Unsecured Notes due February 7, 2048, and (vi) U.S. Bank and Bank of America acted as placement agents in connection with a note purchase agreement entered into on September 12, 2019 for the placement of $10 million aggregate principal amount of OTP’s 3.07% Series 2019A Senior Unsecured Notes due October 10, 2029, $26 million aggregate principal amount of OTP’s 3.52% Series 2019B Senior Unsecured Notes due October 10, 2039, $64 million aggregate principal amount of OTP’s 3.82% Series 2019C Senior Unsecured Notes due October 10, 2049, $10 million aggregate principal amount of OTP’s 3.22% Series 2020A Senior Unsecured Notes due February 25, 2030, $40 million aggregate principal amount of OTP’s 3.22% Series 2020B Senior Unsecured Notes due August 20, 2030, $10 million aggregate principal amount of OTP’s 3.62% Series 2020C Senior Unsecured Notes due February 25, 2040, and $15 million aggregate principal amount of OTP’s 3.92% Series 2020D Senior Unsecured Notes due February 25, 2050.

Item 2.02 Results of Operations and Financial Condition

On November 4, 2019 Otter Tail Corporation issued a press release concerning consolidated financial results for the third quarter of 2019. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1

Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2019, among Otter Tail Corporation, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, and Wells Fargo Bank, National Association, as a Bank.

4.2

Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of October 31, 2019, among Otter Tail Power Company, U.S. Bank National Association, as Administrative Agent and as a Bank, Bank of America, N.A. and JPMorgan Chase Bank, N.A., each as a Co-Syndication Agent and as a Bank, KeyBank National Association, as Documentation Agent and as a Bank, CoBank, ACB, as a Co-Documentation Agent and as a Bank, and Wells Fargo Bank, National Association, as a Bank.

99.1	Press Release issued November 4, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 5, 2019

	By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

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